EXHIBIT 99(a)



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               Financial Statements of Summit Communications
                Group, Inc. (incorporated by reference from
                   pages 34 to 49 of the Annual Report on
               Form 10-K for the year ended December 31, 1994
               and from pages 3 to 8 of the Quarterly Report
         on Form 10-Q for the quarterly period ended March 31, 1995 of Summit Communications Group, Inc.)